UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2020

NEENAH INC
(Exact Name Of Registrant As Specified In Charter)

Delaware	001-32240				20-1308307
(State of Incorporation)	(Commission File No.)				(I.R.S. Employer Identification No.)

	3460 Preston Ridge Road
	Alpharetta	,	Georgia	30005
(Address of principal executive offices, including zip code)

(678) 566-6500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 11, 2020, Neenah, Inc. (the “Company”) announced that its Board of Directors (the “Board”) has approved an executive succession plan under which John P. O’Donnell will retire as Chief Executive Officer and as a member of the Board, both effective as of May 21, 2020, and has unanimously elected Julie A. Schertell to succeed Mr. O’Donnell as Chief Executive Officer. In connection with the executive succession plan, Ms. Schertell has been appointed to serve as a Class I director on the Board, effective immediately, and will stand for re-election at the Company’s 2020 Annual Meeting of Shareholders. Ms. Schertell will not be appointed to any of the Board’s committees.
Mr. O’Donnell joined the Company in 2007 and has served as a member of the Board since 2010 and as Chief Executive Officer since 2011. Prior to his current role, Mr. O’Donnell served as Chief Operating Officer and as President, Fine Paper and Packaging.
Ms. Schertell joined the Company in 2008 and previously served as President of both the Technical Products and the Fine Paper and Packaging businesses, before being named Chief Operating Officer in December 2019. Prior to joining the Company, Ms. Schertell was employed by Georgia-Pacific Corporation, where she held increasingly responsible leadership positions in Finance, Supply Chain, and Sales and Marketing.
Ms. Schertell will continue to participate in the Company’s long-term equity compensation plan on an ongoing basis pursuant to the terms of the Company’s 2018 Omnibus Stock and Incentive Compensation Plan, all as determined by the Company’s Compensation Committee.
With respect to the disclosure required pursuant to Item 404(a) of Regulation S-K, there are no transactions between the Company and Ms. Schertell that would be required to be reported.
Item 9.01        Financial Statements and Exhibits
(d) Exhibits:
Exhibit No.        Description of Exhibit
99.1            Press Release dated February 11, 2020

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH, INC.
(Registrant)

Date: February 11, 2020	/s/ Noah S. Benz
Noah S. Benz Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.         Description of Exhibit

99.1            Press Release dated February 11, 2020